UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2016

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2016, ParkerVision, Inc. (the “Company”) amended its articles of incorporation to effect a one-for-ten reverse stock split (the “Reverse Stock Split”) of its shares of common stock. The amendment was approved by the Company’s board of directors on March 23, 2016 and did not require the approval of the Company’s shareholders.

As a result of the Reverse Stock Split, every ten shares of the Company’s common stock will be combined into one share of its common stock. No fractional shares of the Company’s common stock will be issued in connection with the Reverse Stock Split. Any fractional shares created as a result of the Reverse Stock Split will be rounded up to the next largest whole number.

The Reverse Stock Split will become effective at 5:00 pm, Eastern Time, on March 29, 2016 and the Company’s common stock will trade on the NASDAQ Capital Market on a post-split basis at the open of business on March 30, 2016. The Company’s post-split common stock will have a new CUSIP number (701354 300), but the par value and other terms of its common stock will not be affected by the Reverse Stock Split. Proportionate voting rights and other rights of shareholders will not be affected by the Reverse Stock Split, other than as a result of the rounding up of fractional shares. In addition, the number of shares of common stock that the Company will be authorized to issue will be proportionately reduced from 150,000,000 shares to 15,000,000 shares.

In accordance with the Shareholder Rights Plan Agreement, dated as of November 21, 2005, as amended on November 20, 2015, the rights issued pursuant thereto shall be adjusted so that a single right will continue to be attached to and trade with each share of the Company’s common stock and the exercise price thereof shall be $14.50.

Our transfer agent, American Stock Transfer & Trust Company, LLC, is acting as exchange agent for the Reverse Stock Split and will send instructions to shareholders of record regarding the exchange of their existing stock certificates.

The description of the amendment set forth above is qualified by reference to the full text of the Company’s amended and restated articles of incorporation, a copy of which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Information.

On March 29, 2016, we issued a press release with respect to the Reverse Stock Split, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of ParkerVision, Inc. dated March 28, 2016.

99.1	Press release dated March 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2016

PARKERVISION, INC.

By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of ParkerVision, Inc. dated March 28, 2016.

99.1	Press release dated March 29, 2016.